UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): May 26, 2004


                            WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                  0-21577             84-1100630
(State or other jurisdiction of      Commission        (I.R.S. Employer
incorporation or organization)       File Number     Identification Number)


                               3375 Mitchell Lane
                            Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)


                                 (303) 440-5220
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 26, 2004, Wild Oats Markets, Inc. issued a press release announcing the pricing of $100.0 million principal amount of its Convertible Senior Debentures due 2034. The debentures are being sold in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In addition, the Company granted the initial purchasers an option to purchase up to an additional $15.0 million principal amount of the debentures. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits No.      Description

Exhibit 99.1      Press Release of Wild Oats Markets, Inc. dated May 26, 2004.

Exhibit 99.2 Excerpts from the confidential offering memorandum, dated May 25, 2004, relating to the Convertible Senior Debentures due 2034 of Wild Oats Markets, Inc.

ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.2 are excerpts from the confidential offering memorandum relating to the debentures.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               Wild Oats Markets, Inc.


                                               By:  /s/ Freya R. Brier
                                                   ---------------------------
                                                   Freya R. Brier
Date: May 26, 2004                                 Executive Officer


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                                 EXHIBIT INDEX

Exhibit No.       Description

Exhibit 99.1      Press Release of Wild Oats Markets, Inc. dated May 26, 2004.

Exhibit 99.2 Excerpts from the confidential offering memorandum, dated May 25, 2004, relating to the Convertible Senior Debentures due 2034 of Wild Oats Markets, Inc.